EXHIBIT 32



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The Old Evangeline Downs LLC, a Louisiana limited liability company (the "Company"), does hereby certify to such officer's knowledge, that:

         The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



     September 17, 2003                         /S/ M. BRENT STEVENS
                                             -----------------------------------
                                             M. Brent Stevens
                                             Chief Executive Officer and Manager


     September 17, 2003                        /S/ NATALIE A. SCHRAMM
                                             -----------------------------------
                                             Natalie A. Schramm
                                             Chief Financial Officer